                                                                    EXHIBIT 10.2


                Certification pursuant to 18 U.S.C. Section 1350,
      as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
      --------------------------------------------------------------------


In connection with the Annual Report on Form 20-F of Metso Corporation (the "COMPANY") for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, Sakari Tamminen, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act of 1934, as amended; and

2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                       /S/ SAKARI TAMMINEN
                                       -----------------------------------------
                                       Name:  Sakari Tamminen
                                       Title: Executive Vice President and Chief
                                              Financial Officer
                                       Date:  April 17, 2003


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.